UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

201 East Fourth Street, Suite 1900, Cincinnati, Ohio 45202
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of shareholders of First Financial Bancorp. (“FFBC”) was held on May 25, 2010 for the purpose of considering and acting upon the following matters:

(1)	The election of 4 directors to serve with terms to expire in 2013 and until their successors are elected and qualified;

(2)	The approval of an advisory vote on executive compensation;

(3)	The ratification of the Audit Committee’s selection of Ernst Young LLP as FFBC’s independent registered public accounting firm for fiscal 2010; and

(4)	A shareholder proposal seeking to eliminate classification of terms of the Board of Directors.

As of March 29, 2010, the record date for the annual meeting, there were 57,834,132 eligible votes and approximately 28,917,067 votes counted toward a quorum at the meeting.

The preliminary voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below. For beneficial owners holding FFBC shares at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted under NYSE regulations from voting on the owner’s behalf.   FFBC is awaiting the final results from its proxy tabulator – Broadridge.  Final results will be filed as soon as practicable after receipt.

Item 1—Election of Directors

The FFBC shareholders elected all four nominees for director. For each nominee, the votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

	Aggregate Votes
Director Nominee	For	Withhold	Abstentions	Broker Non-Votes
J. Wickliffe Ach	44,336,390	4,317,880
Donald M. Cisle, Sr.	46,407,131	2,247,148
Corinne R. Finnerty	30,031,613	18,622,666
Richard E. Olszewski	45,091,033	3,563,246

Item 2—Advisory Vote on Executive Compensation (“Say on Pay”)

The FFBC shareholders approved the advisory vote on the compensation of the FFBC executive officers named in the proxy statement for the 2010 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay”. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
51,520,790	633,983	390,092

Item 3—Ratification of Auditors

The FFBC shareholders approved the ratification of the Audit Committee’s selection of Ernst & Young LLP as FFBC’s independent registered public accounting firm for 2010. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
49,334,716	2,128,699	1,081,450

Item 4—Shareholder Proposal on Annual Election of Directors

The FFBC shareholders approved the shareholder proposal regarding the annual election of directors. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
37,174,716	10,693,301	786,262

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

Dated: June 1, 2010	By:	/s/ Gregory A. Gehlmann
	Name:	Gregory A. Gehlmann
	Title:	Executive Vice President and General Counsel